                                                                   Exhibit 10.29

                    SUPPLEMENT NO. 1 dated as of January 29, 2001, to the PLEDGE
               AGREEMENT dated as of January 11, 2000 (the "Pledge Agreement"),
                                                            ----------------
               among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY
                             --------
               COMPANY, INC., a Missouri corporation (the "Borrower"), each
                                                           --------
               other Subsidiary of Holdings listed on Schedule I thereto or becoming a party thereto as provided in Section 24 thereof (collectively, the "Subsidiary Pledgors"; Holdings, the Borrower
                                   -------------------
               and the Subsidiary Pledgors being referred to collectively as the "Pledgors") and THE CHASE MANHATTAN BANK, ("Chase"), as
                --------                                   -----
               collateral agent (in such capacity, the "Collateral Agent"), for
                                                        ----------------
               the Secured Parties (as defined in the Credit Agreement referred to below).

          A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the

"Credit Agreement"), among Holdings, the Borrower, the lenders from time to time
-----------------
party thereto (the "Lenders"), and Chase, as administrative agent (in such
                    -------
capacity, the "Administrative Agent"), collateral agent (in such capacity, the
               --------------------
"Collateral Agent") and issuing bank (in such capacity, the "Issuing Bank").
-----------------                                            ------------

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, certain additional Subsidiaries may be required to enter into the Pledge Agreement as Subsidiary Pledgors. Each of the undersigned Subsidiaries (each a "New Pledgor" and collectively, the "New Pledgors") is executing this Supplement in accordance
                   ------------
with the requirements of the Credit Agreement and the Pledge Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgors agree as follows:

          SECTION 1. In accordance with Section 24 of the Pledge Agreement, each New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and each New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of such New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgors. The Pledge Agreement is hereby incorporated herein by reference.

          SECTION 2. Each New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgors and the Collateral Agent. Delivery of an executed signature page to this Supplement by telecopy shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4.  Each New Pledgor hereby represents and warrants that
Schedule II attached hereto includes a true and correct listing of all the Equity Interests and intercompany Indebtedness owned by it (and such Schedule shall be substituted for Schedule II to the Pledge Agreement as heretofore in effect).

          SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof and the Pledge Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The Parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgors shall be given to them in care of the Borrower.

          SECTION 9. The New Pledgors agree to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the New Pledgors and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                PABTEX GP, LLC
                                By:  SOUTHERN INDUSTRIAL SERVICES,
                                     INC., its sole member

                                     By:  /s/ Robert H. Berry
                                          -------------------
                                          Name:  Robert H. Berry
                                          Title:   Vice President and Treasurer
                                          Address:  114 West 11th Street
                                                    Kansas City, MO  64105-1804
                                SIS BULK HOLDING, INC.

                                By: /s/ Robert H. Berry
                                    --------------------
                                    Name:  Robert H. Berry
                                    Title:   Vice President and Treasurer
                                    Address:  114 West 11th Street
                                    Kansas City, MO  64105-1804
                                THE CHASE MANHATTAN BANK, as Collateral
                                Agent,

                                By: /s/ Robert Krasnow
                                    ---------------------------
                                 Name:  Robert Krasnow
                                 Title: Vice President

                                                 Schedule II to Supplement No. 1
                                                         to the Pledge Agreement
EQUITY INTERESTS

--------------------------------------------------------------------------------

Name of Entity Whose Entity                                                                                       Ownership Percent
Interests are being                                  Registered Owner of    Class of                 Number of    Represented by
Pledged (and jurisdiction                            Equity Interests       Equity                   Equity       Equity Interests
of organization)                                      being pledged         Interests     Cert No.   Interests    Being Pledged
--------------------------                           -------------------    ---------     ---------  ---------    ---------------
Caymex Transportation, Inc. (Cayman Islands,         KCSR                   Common              4           100         100%
 domesticated in Delaware)
Gateway Eastern Railway Company (Illinois)           GWRC                   Common              1         1,000         100%
Gateway Western Railway Company (Illinois)           KCS-T                  Common             A-4     21,060,413       100%
The Kansas City Northern Railway Company (Delaware)  KCSR                   Common              3            10         100%
The Kansas City Southern Railway Company (Missouri)  KCSI                   Preferred        KP 445          57         100%
The Kansas City Southern Railway Company (Con't)     KCSI                   Common           KC 418      9,840,000      100%
KCS Transportation Company (Delaware)                KCSR                   Common              4           500         100%
Mexrail, Inc. (Delaware)                             KCSR                   Common              4         4,900   49% see Contr Agmt
Mid-South Microwave, Inc. (Delaware)                 KCSR                   Common              5         1,000         100%
PABTEX, L.P. (formerly known as Global Terminaling   PABTEX GP, LLC         Partnership         1             1           1%
 Services, Inc.) (Delaware)                          SIS Bulk Holding, Inc. Interests           2            99          99%

PABTEX GP, LLC (Texas)                               SIS                    Membership          1           100         100%
                                                                            Interests
Rice-Carden Corporation (Missouri)                   KCSR                   Common             31         1,000         100%

Name of Entity Whose Entity                                                                                       Ownership Percent
Interests are being                                 Registered Owner of    Class of                 Number of       Represented by
Pledged (and jurisdiction                           Equity Interests       Equity                    Equity        Equity Interests
of organization)                                      being pledged        Interests     Cert No.   Interests       Being  Pledged
--------------------------                          -------------------    ---------     ---------  ---------      ----------------
SCC Holdings, Inc. (Delaware)                       KCSR                   Common              1         10               100%
SIS Bulk Holding, Inc. (Delaware)                   SIS                    Common              1      1,000               100%
Southern Capital Corporation, LLC (Colorado)        SCC Holdings, Inc.     Membership          __        __        50% Jt Ven/GATX
                                                                           Interests
Southern Development Company (Missouri)             KCSR                   Common             19        100               100%
Southern Industrial Services, Inc. (Delaware)       KCSI                   Common              4        110               100%
Trans-Serve, Inc. (Delaware)                        SIS                    Common             A5      1,000               100%
Veals, Inc. (Delaware)                              KCSI                   Common              8        100               100%
Wyandotte Garage Corporation (Missouri)             KCSI                   Common             34        100                80%
                                                                                              35     14,400


INDEBTEDNESS

Pledgor             Issuer              Principal Amount       Balance 1/29/01
-------             ------              ----------------       ---------------

None.